UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 19, 2014
Date of Report (Date of earliest event reported)
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FEI COMPANY
(Exact name of registrant as specified in its charter)
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Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2015 Management Variable Compensation Plan
On December 19, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of FEI Company (the “Company”) determined the metrics for payout to the Company's named executive officers (“executive officers”) and other members of the senior management under the Company's 2015 Management Variable Compensation Plan (the “MVP”). A summary is set forth below:

Funding of the Total MVP Pool

•
The total pool for payout to all participants under the MVP, including executive officers, is funded only if the Company's 2015 operating income (modified to exclude the financial impact of certain costs associated with restructuring, impact of mergers and acquisitions, legal settlements and other infrequently occurring items) (the “modified operating income”) meets the minimum requirements under the 2015 Board-approved budget.

•	The total pool is limited to 15% of the modified operating income.

Payout to Individual Executive Officers

•
Each executive officer has a targeted individual incentive amount which is expressed as a percentage of his base salary. Payout to each executive officer may vary up or down against this targeted amount based on each of the following metrics, measured independently. The percentage weight of each metric out of the total targeted individual incentive (100%) is shown in parenthetical.

-	revenue growth (33.3%);

-	gross margin improvement (33.3%); and

-	individual performance (33.3%).

•	No variable compensation is paid to an executive officer unless the following requirements are met:

-	For payout on revenue growth, Company performance must exceed the minimum revenue threshold approved by the Committee;

-	For payout on gross margin improvement, Company performance must exceed the minimum gross margin improvement threshold approved by the Committee; and

-
For payout on individual performance, Company performance must meet or exceed the minimum thresholds for both revenue growth and gross margin improvement and attainment of some portion of their management based objectives.

•
Each executive officer will receive a payout of 100% of his targeted incentive amount if the Company meets the 2015 Board-approved budget for revenue and gross margin, and the executive officer meets his individual performance objectives.

•	Payout for each of the revenue growth and gross margin improvement metrics is accelerated for Company performance exceeding the 2015 Board-approved budget for revenue and gross margin, respectively.

Total payout to each executive officer is capped at 200% of his total targeted incentive amount.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President, General Counsel and Secretary
Date: December 19, 2014